Credit facility	12 Months Ended
Dec. 31, 2025
Disclosure of Credit Facility Explanatory [Abstract]
Credit facility [Text Block]

14.  Credit facility

On August 14, 2024, the Company signed a credit and offtake agreement with Trafigura PTE Ltd. (“Trafigura”) for a secured credit facility of up to $15 million to complete initial development of the Zone 120 and El Cajón silver-copper project (“EC120”) (the “Credit Facility”). The Credit Facility is secured by share and asset pledges of all the Company’s material Mexican subsidiaries. The term of the Credit Facility is for a period of 36 months which includes a principal repayment grace period of 12 months, and bears interest of U.S. SOFR rate plus 6% per annum on cumulative drawings up to $12 million and 6.5% thereafter. The Credit Facility was drawn for $10.0 million in August 2024 and is paid in equal monthly installments of $0.6 million commencing after expiry of the grace period. The Company also entered into an offtake agreement with Trafigura for all the copper concentrates produced from EC120 where Trafigura will pay for the concentrates at the prevailing market prices for silver and copper, less customary treatment, refining and penalty charges. Total interest and financing expense of $1.3 million for the year ended December 31, 2025 (2024: $0.5 million) was considered borrowing costs and capitalized as property, plant and equipment. The Company complied with key financial covenants on liquidity and earnings ratio during fiscal 2025.